SUMMARY PROSPECTUS

September 29, 2023

FIS Knights of Columbus Global Belief ETF (KOCG)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.faithinvestorservices.com. You can also get this information at no cost by calling 833-833-1311. The current prospectus and statement of additional information, dated September 28, 2023, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.faithinvestorservices.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — FIS Knights of Columbus Global Belief ETF

Investment Objective

FIS Knights of Columbus Global Belief ETF (the “Fund”) seeks income and long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Fund (“Shares”). Future expenses may be greater or less. You may be required to pay brokerage commissions on purchases and sales of Shares, which are not reflected in the tables or the example below. Please contact your financial intermediary about whether such a commission may apply to your transactions.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

 (1) Other expenses include acquired fund fees and expenses (“AFFE”), which are the indirect costs of investing in other investment companies. The AFFE in the table above is less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$77
3	$240
5	$417
10	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal year end May 31, 2023, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes, if any) in equity securities, including common stock and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of international and domestic companies. The Fund may meet its investment objective by directly investing in equity securities, or by investing in other investment companies, including ETFs, that invest primarily in equity securities.

In determining whether a company is a non-U.S. company, Knights of Columbus Asset Advisors LLC (the “Sub-Adviser”) will consider whether the company:

●	has a class of securities whose principal securities market is outside the U.S.;

●	has its principal office outside the U.S.; or

●	is otherwise determined to be economically tied to a country outside the U.S. by the Sub-Adviser in its discretion (e.g., using classifications assigned by third parties, including an issuer’s “country of risk” as determined by MSCI Global Industry Classification Standards or the classifications assigned to a company by the Fund’s benchmark index provider).

The assets in the Fund are managed by the Sub-Adviser, which employs an “active management” investment strategy in seeking to achieve the Fund’s investment objective. In selecting investments for the Fund, the Sub-Adviser combines quantitative and qualitative analyses that together seek to identify companies that have above-average investment potential. The Sub-Adviser first ranks the individual stocks in which the Fund may invest through the use of models that incorporate multiple fundamental factors, with the weightings of the factors in the models varying in relation to the stock’s sector and region and the current market environment. The Sub-Adviser then evaluates highly-ranked securities for purchase based on fundamental data and macroeconomic considerations, while managing the Fund’s exposures to sectors and regions to ensure broad diversification. The Sub-Adviser will generally sell a stock on behalf of the Fund if the stock experiences extreme price movements, or for risk management purposes.

The Fund makes investment decisions in accordance with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”), and therefore, the Fund is designed to avoid investments in companies that are believed to be involved with abortion, contraception, pornography, stem cell research/human cloning, weapons of mass destruction, or other enterprises that conflict with the USCCB Guidelines. The policies and practices of the companies selected for the Fund are monitored for various issues contemplated by the USCCB Guidelines. If the Sub-Adviser becomes aware that the Fund is invested in a company whose policies and practices are inconsistent with the USCCB Guidelines, the Sub-Adviser may sell the company’s securities or otherwise exclude future investments in such company. As a result, the Fund may have to sell a security at a time when it would be disadvantageous to do so. The Fund may perform differently than other funds that do not follow USCCB Guidelines.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Fund will focus its investments in all capitalization companies. The average market capitalization of investments in the Fund’s portfolio is expected to range from $35 million to $2.1 trillion.

The Fund normally invests at least 40% of its assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Notwithstanding the previous sentence, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund's performance benchmark (currently, the MSCI ACWI Index) drops below 45%, in which case the minimum level for investments in non-U.S. securities must remain within 5% of the benchmarks weighting (e.g. if the weighting of non-U.S. securities in the Fund's performance benchmark is 38%, the minimum level for investing in non-U.S. securities for the Fund would be 33%). Foreign securities in which the Fund may invest may be U.S. dollar-denominated.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Catholic Values Investing Risk. The Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions.

Depositary Receipts. The Fund will invest in stocks of foreign corporations. The Fund’s investment in such stocks will be in the form of depositary receipts including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Emerging Markets Securities Risk. The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Currency Risk. As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund concentrates its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidation Risk. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund shares at an inopportune time and shareholders may lose money and/or be taxed on their investment.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Pandemics Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Quantitative Investing Risk. There is no guarantee that a quantitative model or algorithm used by the Sub-Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Sub-Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds.

Performance

The bar chart and performance table give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.faithinvestorservices.com or by calling (833) 833-1311.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	12/31/22	8.89%
Worst Quarter:	6/30/22	-16.77%

The Fund’s year-to-date return as of August 31, 2023 was 13.87%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

	One-year	Since inception (7/14/21)
Return Before Taxes (No Load)	-21.37%	-13.24%
Return After Taxes on Distributions (No Load)	-21.74%	-13.55%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	-12.39%	-10.00%
MSCI ACWI Net Total Return Index (1)	-18.36%	-10.21%

(1)	The MSCI ACWI Net Total Return Index (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,935 constituents, the index covers approximately 85% of the global investable equity opportunity set. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Faith Investor Services, LLC

Sub-Adviser

Knights of Columbus Asset Advisors LLC

David Hanna, Douglas A. Riley, James W. Gaul and Eric Eaton are the primary persons responsible for the day-to-day management of the Fund and have served as the portfolio managers for the Fund since its inception.

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.